EARNINGS CALL 2nd Quarter 2024 July 19, 2024 Q2 20241

2 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, including our statements on the slide entitled "Management Outlook." The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company's subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the bank failures in 2023 and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended June 30, 2024. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-Looking Statements

2nd Quarter 2024 | Financial Highlights

Earnings & Profitability		Q2 2024		Q1 2024		Q2 2023
Earnings per Share	$	1.75	$	1.60	$	1.96
Net Income		193.6		177.4		215.7
Net Revenue		771.8		728.8		669.3
Pre-Provision Net Revenue[1]		285.0		247.0		281.9
Net Interest Margin		3.63%		3.60%		3.42%
Efficiency Ratio, Adjusted for Deposit Costs[1]		51.5		57.3		50.5
ROAA		0.99		0.98		1.23
ROTCE[1]		14.3		13.4		18.2
Balance Sheet & Capital						
Total Loans	$	52,430	$	50,700	$	47,875
Total Deposits		66,244		62,228		51,041
CET1 Ratio		11.0%		11.0%		10.1%
TCE Ratio[1]		6.7		6.8		7.0
Tangible Book Value per Share[1]	$	48.79	$	47.30	$	43.09
Asset Quality						
Provision for Credit losses	$	37.1	$	15.2	$	21.8
Net Loan Charge-Offs		22.8		9.8		7.4
Net Loan Charge-Offs/Avg. Loans		0.18%		0.08%		0.06%
Total Loan ACL/Funded HFI Loans[2]		0.74		0.74		0.76
NPAs[3]/Total Assets		0.51		0.53		0.39

Dollars in millions, except EPS

Highlights

Net Income
$193.6 million

EPS
$1.75

PPNR[1]
Q2: 285.0 million

ROTCE[1]
14.3%

Deposit Growth
Q2: 4.0 billion
29.8% Y-o-Y

Capital
CET1 Ratio: 11.0%
TCE Ratio[1]: 6.7%

Tangible Book Value PER SHARE[1]
$48.79
13.2% Y-o-Y

NPAs[3] / Total Assets
0.51%

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Ratio includes an allowance for credit losses of $11.7 million as of June 30, 2024 related to a pool of loans covered under 3 separate credit linked notes.
3) Nonperforming assets includes nonaccrual loans and repossessed assets.

3

Quarterly Income Statement

		Q2-24			Q1-24		Q2-23
Interest Income	$	1,147.5		$	1,055.0	$	1,000.8
Interest Expense		(490.9)			(456.1)		(450.5)
Net Interest Income	**$**	**656.6**	1	**$**	**598.9**	**$**	**550.3**
Mortgage Banking Related Activity		84.9			91.7		86.4
Fair Value Gain (Loss) Adjustments, Net		0.7			0.3		12.7
Gain (Loss) on Sales of Investment Securities		2.3			(0.9)		(13.6)
Other		27.3			38.8		33.5
Non-Interest Income	**$**	**115.2**		**$**	**129.9**	**$**	**119.0**
Net Revenue	**$**	**771.8**	2	**$**	**728.8**	**$**	**669.3**
Salaries and Employee Benefits		(153.0)			(154.9)		(145.6)
Deposit Costs		(173.7)			(137.0)		(91.0)
Insurance		(33.8)	3		(58.9)		(33.0)
Other		(126.3)			(131.0)		(117.8)
Non-Interest Expense	**$**	**(486.8)**		**$**	**(481.8)**	**$**	**(387.4)**
Pre-Provision Net Revenue[1]	**$**	**285.0**		**$**	**247.0**	**$**	**281.9**
Provision for Credit Losses		(37.1)	4		(15.2)		(21.8)
Pre-Tax Income	**$**	**247.9**		**$**	**231.8**	**$**	**260.1**
Income Tax		(54.3)			(54.4)		(44.4)
Net Income	**$**	**193.6**		**$**	**177.4**	**$**	**215.7**
Dividends on preferred stock		(3.2)			(3.2)		(3.2)
Net income available to common stockholders	**$**	**190.4**		**$**	**174.2**	**$**	**212.5**
Diluted Shares		**109.1**			**109.0**		**108.3**
Earnings Per Share	**$**	**1.75**		**$**	**1.60**	**$**	**1.96**

Dollars in millions, except EPS

Q2 2024 Highlights

1 **Net Interest Income increased $57.7 million** primarily from higher earning asset balances and yields

2 **Non-Interest Income decreased $14.7 million** primarily driven by the following:

- A decrease in income from equity investments and mortgage banking revenue

Mortgage Banking Metrics

- $11.1 billion mortgage loan production in Q2 (87% purchase / 13% refinance), up 14% compared to Q1 and down 4% to Q2-23
- $12.1 billion interest rate lock commitment volume in Q2, up 24% compared to Q1 and down 1% to Q2-23
- Gain on Sale margin[2] of 26 bps in Q2, compared to 29 bps in Q1 and 43 bps in Q2-23
- $68.2 billion in servicing portfolio UPB

3 **Insurance decreased $25.1 million** primarily related to an FDIC special assessment expense reduction of $6.0 million in Q2, compared to a charge of $17.6 million in Q1

4 **Provision for Credit Losses of $37.1 million** due to net charge-offs of $22.8 million and loan growth

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®

4

Consolidated Balance Sheet

		Q2-24			Q1-24		Q2-23
Securities & Cash	$	21,345	1	$	19,642	$	12,284
Loans, HFS		2,007			1,841		3,156
Loans, HFI		52,430	2		50,700		47,875
Allowance for Loan Losses		(352)			(340)		(321)
Mortgage Servicing Rights		1,145			1,178		1,007
Goodwill and Intangibles		664			666		674
Other Assets		3,342			3,302		3,485
Total Assets	**$**	**80,581**		**$**	**76,989**	**$**	**68,160**
Deposits		$66,244	3		$62,228		$51,041
Borrowings		5,587	4		6,221		9,567
Qualifying Debt		897			896		888
Other Liabilities		1,519			1,472		979
Total Liabilities	**$**	**74,247**		**$**	**70,817**	**$**	**62,475**
Stockholders' Equity		6,334	5		6,172		5,685
Total Liabilities and Equity	**$**	**80,581**		**$**	**76,989**	**$**	**68,160**
Tangible Book Value Per Share[1]	**$**	**48.79**	6	**$**	**47.30**	**$**	**43.09**

Dollars in millions, except per share data

Q2 2024 Highlights

1 | **Securities & Cash increased $1.7 billion, or 8.7%, to $21.3 billion** and increased $9.1 billion, or 73.8%, over prior year

2 | **Loans, HFI increased $1.7 billion, or 3.4%,** and increased $4.6 billion, or 9.5%, over prior year

3 | Deposits **increased $4.0 billion, or 6.5%, to $66.2 billion** and increased $15.2 billion, or 29.8%, over prior year

4 | **Borrowings decreased $634 million** primarily related to repayment of short-term borrowings

5 | **Stockholders' Equity increased $162 million** as a function of net income, partially offset by dividends

6 | **Tangible Book Value/Share[1] increased $1.49, or 3.2%,** and increased $5.70, or 13.2%, over prior year

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

Western Alliance Bancorporation®

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6 $4.6 Billion Year Over Year Growth $16.7 $18.3 $19.1 $19.7 $21.7 $1.8 $1.8 $1.8 $1.9 $1.9$9.9 $9.8 $9.7 $9.6 $9.6 $4.4 $4.7 $4.9 $4.8 $4.7 $15.1 $14.8 $14.8 $14.7 $14.5 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 31.5% 3.8% 20.7% 34.8% 9.2% 27.6% 3.6% 18.4% 41.4% 9.0% Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $47.9 +$1.4 $49.4 +$1.6 $50.3 +$0.9 $50.7 +$0.4 $52.4 +$1.7 Dollars in billions, unless otherwise indicated Total Loans, HFI Qtr Change Five Quarter Loan Composition Q2 2024 Highlights Quarter-over-quarter loan increase of $1.7 billion driven by (in millions): C&I $1,941 CRE, OO 27 CRE, Non-OO 10 Offset by decreases in: Residential & Consumer (179) Construction & Land (69) Total $1,730 Year-over-year loan increase of $4.6 billion driven by (in millions): C&I $5,033 Construction & Land 284 CRE, OO 81 Offset by decreases in: Residential & Consumer (577) CRE, Non-OO (266) Total $4,555 28.9% 3.7% 19.0% 39.0% 9.4% 4.35% 6.24% 7.69% 7.54% 9.53% Q2-24 Avg. Yields1 Total Yield 6.79% 1) Average yields on loans have been adjusted to a tax equivalent basis.

7 Q2 2024 Highlights $16.7 $18.0 $14.5 $18.4 $21.5 $12.6 $12.8 $15.9 $16.9 $17.3 $13.1 $14.7 $14.8 $16.2 $17.1$8.6 $8.8 $10.1 $10.7 $10.3 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 24.8% 16.8% 32.8% 25.6% 26.0% 15.7% 32.5% 25.8% $15.2 Billion Year Over Year Growth CDs Savings and MMA Interest Bearing DDA Non-Interest Bearing $54.3 +$3.2 $51.0 +$3.5 $62.2 +$6.9 $66.2 +$4.0 Quarter-over-quarter deposit growth of $4.0 billion as follows (in millions): Non-Interest Bearing $3,123 Savings and MMA 893 Interest-Bearing DDA 302 Offset by decrease in: CDs (302) Total $4,016 $55.3 +$1.0 Total Deposits Qtr Change Five Quarter Deposit Composition Q2-24 Avg. Costs Total Cost 2.53% Dollars in billions, unless otherwise indicated 5.12% 3.05% N/A 3.55% 27.3% 17.1% 29.6% 26.0% Deposit Composition (By Business Line) • 32% of total deposits are non-interest bearing • Approximately 37% have no ECRs 26% 23% 7% 13% 10% 3% 6% 12%Regions Mortgage Warehouse Tech & Innovation HOA Settlement Services Bus. Escrow Svcs and Corp. Trust Digital Consumer Other

Net Interest Drivers

Securities Portfolio and Yield


4.76%
4.91%
4.99%
4.66%
4.87%
$10.1
$11.2
$12.7
$16.1
$17.3
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Total Investments

Loans and HFI Yield


6.48%
6.73%
6.65%
6.77%
6.79%
$3.2
$1.8
$1.4
$1.8
$2.0
$47.9
$49.4
$50.3
$50.7
$52.4
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
HFI Loans
HFS Loans

Interest Bearing Deposits and Cost


3.08%
3.49%
3.56%
3.67%
3.73%
$34.3
$36.3
$40.8
$43.8
$44.7
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Interest Bearing Deposits

Deposits, Borrowings, and Cost of Liability Funding


2.85%
2.80%
2.82%
2.82%
2.79%
$10.5
$9.6
$8.1
$7.1
$6.5
$16.7
$18.0
$14.5
$18.4
$21.5
$34.3
$36.3
$40.8
$43.8
$44.7
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q2 2024 Highlights

- **Securities Portfolio yields increased 21 bps,** primarily due to an increase in floating rate securities balances
- **Loan yields increased 2 bps** due to new loan growth and asset repricing in a higher rate environment
  - **Loans, HFI growth back-weighted to end of quarter:** End of quarter balance was ~$1.7 billion higher than average balance
- **Cost of interest-bearing deposits increased 6 bps, and total cost of funds decreased 3 bps to 2.79%**
- **Enhanced liquidity profile**
  - Unencumbered HQLAs and cash represent 53% of Securities & Cash, compared to 52% in Q1
  - Total Securities & Cash were 26% of Total Assets, which was comparable to Q1
  - **Insured and Collateralized Deposits are 78%** of Total Deposits compared to ~81% in Q1

Western Alliance Bancorporation®

8

9 Net Interest Income and Net Interest Margin $550.3 $587.0 $591.7 $598.9 $656.6 3.42% 3.67% 3.65% 3.60% 3.63% Net Interest Margin Net Interest Income Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 $65.6 $64.5 $65.3 $68.0 $73.8 $46.8 $48.1 $49.6 $49.7 $50.8 $6.3 $3.1 $1.8 $2.4 $2.9 $9.9 $10.4 $11.3 $12.9 $16.2 $2.6 $2.9 $2.6 $3.0 $4.0 6.17% 6.37% 6.37% 6.29% 6.30% Loans Loans HFS Securities Cash & Other Average Yield Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Average Earning Assets & Average Yield Dollars in millions Dollars in billions Net Interest Income Q2 2024 Highlights 4% 15% 10% 4% 19% 4% 5% 22% 4% 71% 73% 69% • Net Interest Income increased $57.7 million, or 9.6%, primarily due to a higher average earning assets balance and lower cost of liability funding • NIM increased 3 bps, driven by the growth in average earning assets outpacing interest-bearing deposits • Yield on Average Earning Assets increased 1 bp to 6.30% due to earning asset mix shift into higher-yielding securities and loan growth • Average Earning Assets grew $5.9 billion, or 8.6%, primarily deployed into securities and HFI loans 9

Non-Interest Expenses and Efficiency



Non-Interest Expenses and Efficiency Ratio[1]
66.8%
65.2%
62.3%
57.1%
58.8%
59.1%
57.3%
50.5%
50.0%
51.5%
$461.9
$481.8
$486.8
$426.2
$387.4
FDIC Special Assessment:
Q4-23 $66.3
Q1-24 $17.6
Q2-24 ($6.0)
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Non-Interest Expenses
Efficiency Ratio
Adj. Efficiency Ratio



Breakdown of Non-Interest Expenses
FDIC Special Assessment:
Q4-23 $66.3
Q1-24 $17.6
Q2-24 ($6.0)
$33.0
$91.0
$145.6
$117.8
$33.1
$127.8
$137.2
$128.1
$108.6
$131.0
$134.6
$87.7
$58.9
$137.0
$154.9
$131.0
$33.8
$173.7
$153.0
$126.3
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Insurance
Salaries & Employee Benefits
Deposit Costs
Other Operating Expenses

Dollars in millions

Q2 2024 Highlights

- **Adjusted efficiency ratio[1] (excluding deposit costs) decreased 580 bps to 51.5%**, driven primarily by growth in net interest income
- Efficiency ratio[1] decreased 290 bps to 62.3% and increased 520 bps from the same period last year
- **FDIC special assessment decreased non-interest expense by $6.0 million** in Q2-24
  - FDIC special assessment expense reduction of $6.0 million in Q2-24, compared to $17.6 million charge in Q1-24
- **Deposit Costs increased $36.7 million to $173.7 million** from higher average ECR-related deposit balances
  - Total ECR-related deposit balances of $25.0 billion in Q2-24
  - Average ECR-related deposits of $24.7 billion in Q2-24 compared to $21.4 billion in Q1-24 and $14.8 billion in Q2-23

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

Western Alliance Bancorporation®

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11 0.89% 0.90% 0.95% 1.01% 0.93% 0.39% 0.35% 0.40% 0.53% 0.51% Classified Assets / Total Assets NPLs + OREO / Total Assets Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 $604 $639 $673 $781 $748 $11 $8 $8 $8 $8 $256 $237 $273 $399 $401 $337 $394 $392 $374 $339 OREO Non-Performing Loans Classified Accruing Assets Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Dollars in millions Asset Quality RatiosSpecial Mention Loans • Year-to-date, the aggregate amount of Special Mention Loans and Classified Assets is down $34 million • Special Mention Loans increased $138 million to $532 million (101 bps to Funded Loans) • Total Classified Assets decreased $33 million to $748 million (93 bps to Total Assets) • Non-Performing Assets (Non-Performing Loans + OREO) increased $2 million to $409 million (51 bps to Total Assets) • Over the last 10+ years, only ~1% of Special Mention loans have migrated to lossClassified Assets $694 $668 $641 $394 $532 1.45% 1.35% 1.27% 0.78% 1.01% Special Mention Loans SM / Funded Loans Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q2 2024 Highlights Classified Assets Mix 36% 10% 8% 4%2% CRE Investor C&I Resi Construction CRE OO Securities 2% Other 29% Office 9% Hotel Asset Quality

Credit Losses and ACL Ratios

Allowance for Credit Losses


$10
$41
$321
$11
$38
$327
$9
$32
$337
$10
$33
$340
$10
$36
$352
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Loan Losses
HTM and AFS Securities
Unfunded Loan Commits.1

Gross Loan Charge-offs and Recoveries


Gross Charge-Offs
Recoveries
$8.2
$8.5
$9.3
$10.2
$22.9
$(0.8)
$(0.5)
$(0.8)
$(0.4)
$(0.1)
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Loan ACL Adequacy Ratios[2,3]


141%
154%
135%
94%
97%
0.76%
0.74%
0.73%
0.74%
0.74%
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Total Loan ACL / Funded Loans
Total Loan ACL / Non-Performing Loans

Dollars in millions

Q2 2024 Highlights

- **Provision Expense of $37.1 million,** primarily reflective of net charge-offs and loan growth
- **Net Loan Charge-Offs of $22.8 million, 18 bps,** compared to $9.8 million, 8 bps, in Q1
- Total Loan ACL / Funded Loans[3] flat at 0.74%
  - **Total Loan ACL / Funded Loans[3] less loans covered by Credit Linked Notes (CLN) is 0.89%**
- **19% of loan portfolio is credit protected,** consisting of government guaranteed, CLN protected[4], and cash secured assets

1) Included as a component of other liabilities on the balance sheet.
2) Total Loan ACL includes allowance for unfunded commitments.
3) Ratio includes an allowance for credit losses of $11.7 million as of June 30, 2024 related to a pool of loans covered under 3 separate credit linked notes.
4) As of June 30, 2024, CLNs cover a substantial portion of Residential ($8.9 billion) loans outstanding.

Western Alliance Bancorporation®

12

Key Reserve Level Ratios

Reserve levels enhanced by credit protection and low loss loan categories

Adjusted Total Loan ACL / Funded Loans: Q2-24



0.74%
0.89%
0.15%
0.91%
0.02%
1.05%
0.03% EBOs[3]
0.11% Resi
1.32%
0.27%
Total Loan ACL / Funded Loans 1,2
Loans Covered by CLNs
EFR Loans
Residential Loans
Mortgage Warehouse Loans
1
2
3
4
5

Q2 2024 Highlights

- WAL remains appropriately reserved as CLNs offer credit protection from first losses on covered reference pools in historically low loss loan categories
- **Total Loan ACL / Funded Loans of 0.74%**
  - Total Loan ACL / Funded Loans less loans covered by CLNs is 0.89%
  - Total Loan ACL / Funded Loans less loans covered by CLNs and select no-to-low-loss loan categories (EFR, Residential, and Mortgage Warehouse) is 1.32%
    - **>7x historical maximum annual loss rate[4]**
- **Reserves are a multiple of average losses times portfolio duration**
  - Estimated weighted average duration of the loan portfolio is <4 years
  - Adj. total ACL covers >20x historical average annual loss rate[4] x duration

1) Total Loan ACL includes allowance for unfunded commitments.
2) Ratio includes an allowance for credit losses of $11.7 million as of June 30, 2024 related to a pool of loans covered under 3 separate credit linked notes.
3) Early Buyout Loans are government guaranteed.
4) Loss rates are based on the period from Q1-14 – Q2-24.

Western Alliance Bancorporation®
13

14 Strong underwriting standards and risk management support WAL’s loss mitigation strategy NPLs are not a significant driver of losses for WAL vs. peers Source: S&P Global Market Intelligence. Peers consist of the 19 major exchange-traded US banks with total assets between $50 and $250 billion as of March 31, 2024. 1) Period from Q2-21 to Q1-24 for peers and Q3-21 to Q2-24 for WAL. 2) Period from Q2-14 to Q1-24 for peers and Q3-14 to Q2-24 for WAL. 3) Period from Q2-23 to Q1-24 for peers and Q3-23 to Q2-24 for WAL. 4) Period from Q2-20 to Q1-24 for peers and Q3-20 to Q2-24 for WAL. Last 3 Yrs Last 10 Yrs Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 Peer 1 2 Peer 1 3 Peer 1 4 Peer 1 5 Peer 1 6 Peer 1 7 Peer 1 8 Peer 1 9 WAL 180% Cumulative Net Charge-Offs / Average Nonperforming Loans ACL / Cum. NCOs LTM3 ACL Multiple of Cumulative Last 4 Yrs NCOs4 Peer 1 1818% 4.5x Peer 2 1664 3.8 Peer 5 1236 2.1 Peer 11 974 3.3 Peer 4 851 3.1 Peer 8 740 2.2 WAL 717 4.3 Peer 12 564 2.4 Peer 16 552 1.9 Peer 10 551 1.5 Peer 9 530 2.5 Peer 3 430 1.9 Peer 6 421 1.8 Peer 15 420 4.2 Peer 7 406 2.0 Peer 17 372 1.2 Peer 19 334 1.6 Peer 13 318 1.1 Peer 14 283 2.3 Peer 18 275 1.2 60% 50% 40% 30% 20% 10% 3-Yr Median: 36.2% • WAL's ACL is >7x LTM charge-offs, which exceeds the peer median of ~5.4x, and covers the last 4 years of charge-offs by over 4x (#2 in peer group) 1 2 9.6% 125% 180% 12.6%

15 Regulatory Capital Levels • Continue to exceed “well-capitalized” levels with CET1 of 11.0% Tangible Common Equity / Tangible Assets1 • TCE / TA decreased 10 bps to 6.7% due to asset growth Capital Accretion • CET1 consistency quarter-over-quarter reflects continued organic capital generation 10.1% 10.6% 10.8% 11.0% 11.0% 7.0% 6.8% 7.3% 6.8% 6.7% CET1 Ratio TCE/TA Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 1) Refer to slide 2 for further discussion of Non-GAAP financial measures 13.0% 13.5% 13.7% 14.0% 13.9% 10.8% 11.3% 11.5% 11.7% 11.7% 8.1% 8.5% 8.6% 8.5% 8.0% Leverage Ratio Tier 1 Ratio Total RBC Ratio Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q2 2024 Highlights Common Capital Levels Capital Accumulation Regulatory Capital Levels 1

16 Source: S&P Global Market Intelligence. Peers consist of the 19 major exchange-traded US banks with total assets between $50 and $250 billion as of March 31, 2024. 1) As of Q1-24 for peers and Q2-24 for WAL. Peer 1 4 Peer 1 1 Peer 6 Peer 3 Peer 5 Peer 7 WAL Peer 9 Peer 1 5 Peer 4 Peer 8 Peer 1 9 Peer 1 3 Peer 1 2 Peer 1 7 Peer 1 8 Peer 1 6 Peer 1 Peer 1 0 Peer 2 12% 180% 11% 10% 9% 8% 7% 6% 13% 9.9%: Median 14% 10.8%: 75th pctl 9.0%: 25th pctl Adjusted CET1 (incl. of AOCI Unrealized Securities Marks & Loan Loss Reserves)1 Fortified Adjusted Capital CET1 capital adjusted for AOCI securities marks & reserves remains solidly above peer median levels 10.6% WAL

17 519% 595% 73% 125% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 MRQ 0x 1x 2x 3x 4x 5x 6x 7x Tangible Book Value per Share1 • TBVPS increased $1.49 to $48.79 from organic earnings • Increased 3.2% quarter-over-quarter, non- annualized • Increased 13.2% year-over-year • 18.6% CAGR since year end 2013 • TBVPS has increased more than 7x that of peers • Quarterly common stock cash dividend of $0.37 per share 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. 2) MRQ is Q2-24 for WAL and Q1-24 for peers. Note: Peers consist of the 19 major exchange-traded US banks with total assets between $50 and $250 billion as of March 31, 2024. S&P Global Market Intelligence. Q2 2024 Highlights Tangible Book Value Growth Long-Term Growth in TBV per Share1 WAL Peer Median with Dividends Added Back Peer Median WAL with Dividends Added Back 2

18 Management Outlook Balance Sheet Growth Capital (CET1) Net Interest Income Non-interest Income (Ex.) 1 Non-interest Expense (Ex.) 2 Net Charge-Offs Effective Tax Rate Baseline Previous 2024 Outlook New 2024 Outlook Loans (HFI): $50.3 bn Deposits: $55.3 bn (YE 2023) L (HFI): +$4.0 bn D: +$11.0 bn L (HFI): +$4.5 bn D: +$14.0 bn 10.8% (YE 2023) >11.0% >11.0% $2.37 bn (Q4 2023 Ann.) Up 5% - 10% Up 9% - 14% $397 mm (FY 2023) Up 10% - 20% Up 15% - 25% $1.74 bn (Q4 2023 Ann.) Up 6% - 9% Up 9% - 13% 6 bps (FY 2023) 10 bps - 15 bps 15 bps - 20 bps 23% (FY 2023) • Assumes (2) 25 bps fed funds cuts shifted farther into H2 2024 22% - 23% 22% - 23% 1) Baseline Non-Interest Income excludes $116 million of FV adjustments. 2) Q4 2023 Annualized excludes: Gain on Debt Extinguishment of $39.3 million and FDIC Special Assessment of $66.3 million. • Inclusive of ECR-related Deposit Costs Commentary • Incremental capital build above 11.0% as loan growth continues • Sustained loan growth momentum & higher-for-longer rates • Funding balance sheet growth in higher-for-longer rate environment • Growing commercial banking fees • Firming Mortgage Banking margins • Normalizing within expectations

Questions & Answers

Appendix

21 Commercial Real Estate Investor Statistics CRE Investor Portfolio ($9.6 billion; 18% of Total Loans) Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisal at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Underwriting Criteria and Mitigating Factors Distribution by LTV • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered 21% 27% 27% 15% 7% 3% <=40% 41-50% 51-60% 61-70% 71-80% >80% 41% 26% 8% 7% 6% 4% 2% 1% 1% 1% 3% 47% 59% 59% 46% 43% 33% 33% 49% 59% 46% 48% Outstanding LTV Hotel Offi ce Retail Multif amily Industr ial Tim e Share Data Center Senior C are Medical Mini-S torage Other Low uncovered risk with re-margin provisions • Only $638 million of Multi-Family concentrated in western regional markets • No exposure to NYC area Multi-Family Limited Multi-Family Exposure

Commercial Real Estate Investor: Office

$2.5 Billion; 26% of Total CRE Investor; 5% of Total Loans

Distribution by LTV



8%
14%
37%
28%
6%
7%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures



2%
10%
88%
Suburban
Midtown
CBD

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC ~62%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - 2% in CBD, 10% in Midtown and **88% in Suburban MSAs**
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 62%, Class B: 35%, Class C: 3%
  - 93% of Class B & C exposures have LTVs < 70%
- **Limited near-term maturity risk**
  - 9% to mature in 2024, 40% to mature in 2025 and 51% to mature in 2026+

Western Alliance Bancorporation®

Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisal at origination and utilizing, in most cases, "as stabilized" values for income producing properties.

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